SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): November 12, 1996
    --------------------------------------------------------------------
                                                     (November 12, 1996)


                         Ames Department Stores, Inc.
           ----------------------------------------------------
            (Exact Name of Registrant As Specified In Charter)


                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)


              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)


    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)


                               (860) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      --------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)




                       Exhibit Index on Page 4

                   Page 1 of 7 (Including Exhibits)

Item 5:   OTHER EVENTS

             Beginning on November 12, 1996, the Company will distribute, to certain of its banks and other lenders, principal
	         trade vendors and factors, summaries of its unaudited financial results for the four and thirty-nine weeks ended October 26, 1996. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

             Sales for the four weeks ended October 26, 1996 were $8.1 million above the projections contained in the Form 8-K dated June 11, 1996 (the "Plan"). EBITDA was $1.5 million better than Plan and $1.7 million better than last year. The EBITDA results for the four weeks reflected a higher-than-planned gross margin, partially offset by higher-than-planned expenses.

             Sales for the thirty-nine weeks ended October 26, 1996 were $8.2 million below Plan. EBITDA was $8.9 million better than Plan and $16.9 million better than last year. The EBITDA variance from Plan for the thirty-nine weeks was due primarily to lower-than-planned expenses and a higher-than-planned gross margin.

             As of October 26, 1996, merchandise inventories were $4.7 million below Plan. Trade payables were $39.5 million above Plan. Borrowings under the Company's revolving line of credit were $53.5 million below Plan.

             The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 27, 1996, the Company's Form 10-Q for the first and second quarters ended April 27, 1996 and July 27, 1996, respectively, and the Company's Form 8-K dated June 11, 1996.
          The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

             Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.




Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit: 20    Unaudited Financial Summary Results for the Four
                         and Thirty-nine Weeks Ended October 26, 1996

                         INDEX TO EXHIBITS




     Exhibit No.               Exhibit                          Page No.
     -----------               -------                          --------

        20           Unaudited Financial Summary Results            6
                     for the Four and Thirty-nine Weeks
                     Ended October 26, 1996.

                            SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AMES DEPARTMENT STORES, INC.
                                   ----------------------------
                                            Registrant




Dated:  November 11, 1996          By:  /s/ Joseph R. Ettore
                                      -----------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer




Dated:  November 11, 1996          By:  /s/ John F. Burtelow
                                      -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer




Dated:  November 11, 1996          By:  /s/ Gregory D. Lambert
                                      ------------------------------
                                        Gregory D. Lambert
                                        Senior Vice President,
                                        Finance